UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                     SCHEDULE 14C INFORMATION

                      AMENDED CURRENT REPORT

                   PURSUANT TO SECTION 14(C)-A
                              of the
                 SECURITIES EXCHANGE ACT OF 1934


                  Date of Report: August 7, 2002


                   eLocity Networks Corporation
      (Exact name of registrant as specified in its charter)

                             Delaware
  (State or other jurisdiction of incorporation or organization)




290133 10 7
(CUSIP Number)
                                                58-2027283
                                (IRS Employer Identification Number)




      26 Blue Anchor Cay Road, Coronado, California 92118
             (Address of principal executive offices)


                          (619) 575-7904
       (Registrant's telephone number, including area code)


               We Are Not Asking You For a Proxy
                               AND
            You Are Requested Not to Send Us A Proxy


Check the appropriate box:
[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
        (as permitted by Rule 14c-5(d)(2)
[X]  Definitive Information Statement








                      -------------------
                  eLocity Networks Corporation
        (Name of Registrant as Specified in its Charter)
                      --------------------



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                                       2

                  ELOCITY NETWORKS CORPORATION
                    26 Blue Anchor Cay Road
                   Coronado, California 92118

              Notice of Action by Written Consent
         of a Majority of the Outstanding Common Stock
                 to be taken on August 6, 2002

To the Stockholders of eLocity Networks Corporation:

 Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of eLocity Networks Corporation (the "Company"), the name of the Company will be changed from "eLocity Networks Corporation." to "Diversified Financial Resources Corporation." The change will be effective on August 23, 2002

 Only stockholders of record at the close of business on July 25, 2002 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

       By Order of the Board of Directors


       /s/ Sandra Jorgensen
       ----------------
       Sandra Jorgensen, President

 This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

 This information statement is being furnished to all holders of the common stock of eLocity Networks Corporation, a Delaware Corporation ("eLocity"), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of eLocity providing for an amendment to eLocity's Articles of Incorporation changing the name of the Company from "eLocity Networks Corporation" to "Diversified Financial Resources Corporation."

 The Board of Directors and an entity owning the majority of the outstanding voting securities of eLocity have unanimously adopted, ratified and approved resolutions to effect the name change. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment will be filed and become effective on or about August 23, 2002.

 The Form 10-KSB for the year ended December 31, 2001, filed by eLocity with the Securities and Exchange Commission, may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. eLocity is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

 The General Corporation Law of the State of Delaware (The "Delaware Law") does not provide for dissenter's rights of appraisal in connection with the name change or the recapitalization.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

 The Board of Directors has fixed the close of business on July 25, 2002, as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

 At the record date, the Company had outstanding 87,563,661 shares of $0.001 par value common stock. One shareholder holds a controlling interest of 51,100,000 (58.3%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the company's outstanding common stock. The shareholder, John Chapman., has consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

              SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS

 The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of July 25, 2002 by (i) each of the Company's named Executive Officers and Directors; and (ii) all Directors and Executive Officers as a group:

NAME AND ADDRESS OF             NUMBER OF SHARES        PERCENTAGE OF
BENEFICIAL OWNER                BENEFICIALLY OWNED      OWNERSHIP


Sandra Jorgensen
26 Blue Anchor Cay Road
Coronado, California 92118      23,000,000              26.2%


Blue Anchor Holdings, Inc.
26 Blue Anchor Cay Road
Coronado, California 92118      23,000,000              26.2%


Officers and Directors
as a group (1 person)           23,000,000              26.2%



                SECURITY OWNERSHIP OF FIVE PERCENT STOCKHOLDERS

 The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of July 25, 2002 by each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock and are not officers or directors of the Company:


NAME AND ADDRESS OF             NUMBER OF SHARES        PERCENTAGE OF
BENEFICIAL OWNER                BENEFICIALLY OWNED      OWNERSHIP


John Chapman
26 Blue Anchor Cay Road
Coronado, California 92118      51,100,000              58.3%

1 As of July 25, 2002, the Company had 87,563,661 shares of its common voting stock issued and outstanding.

2. Shares are attributed as President of Blue Anchor Holdings, Inc

3. John Chapman is the father of Sandra Jorgensen.

                     VOTE REQUIRED FOR APPROVAL

 Section 228 of the Delaware law provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholder of eLocity owning a majority in excess of 50% of eLocity's issued and outstanding common stock, has executed and approved the Shareholders' Consent Letter authorizing the amendment to eLocity's Articles of Incorporation changing the name of the Company from "eLocity Networks Corporation" to "Diversified Financial Resources Corporation". (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendments.

 The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on July 25, 2002 the record date for determining shareholders who would have been entitled to notice of, and to vote on, the proposed amendment to eLocity's Articles of Incorporation.

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

 No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to eLocity's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

 Additional information concerning eLocity , including its Form 10-SB initial registration statement and quarterly reports on Form 10-QSB for the year ended December 31, 2001, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

                             SIGNATURES

Dated: August 23, 2002

                                 By Order of the Board of Directors


                                        /s/ Sandra Jorgensen
                                  _______________________________________
                                              Sandra Jorgensen, President

                            Exhibit "A"
                         STATE of DELAWARE
                    CERTIFICATE of AMENDMENT of
                    CERTIFICATE of INCORPORATION

 First: That at a meeting of the Board of Directors of eLocity Networks Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and resulting in the entry of Shareholder Consent to Action without a Meeting by one shareholder owning fifty eight percent of the outstanding shares of said corporation approving the proposed action. The resolution setting forth the proposed amendment is as follows:

 Resolved, That the following amendment changing the name of the corporation to "Diversified Financial Resources Corporation".

 Second: The necessary number of shares as required by statute were voted in favor of the amendment.

 Third: That the said amendment was duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

 Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

                              BY: ___/s/Sandra Jorgensen___
                                   Sandra Jorgensen
                                   President
State of _Utah_____ )
 )ss.
County of (Salt Lake)

 On the 23rd day of August 2002, personally appeared before me Sandra Jorgensen who, being duly sworn, deposed and stated that she is the President of eLocity Networks Corporation and that she executed the above Certificate of Amendment of Certificated of Incorporation as President of the said corporation pursuant to a duly adopted resolution of the Board of Directors of the said corporation and a duly adopted consent of the majority shareholder of the corporation.

Dated this 23rd day of August, 2002


                                   Notary Public
My Commission Expires: